PROSPECTUS

November  15,  1999


As amended July 14, 2000





SCHWAB
TAX-FREE BOND FUNDS

                                    SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

                                    SCHWAB LONG-TERM TAX-FREE BOND FUND



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                                  SCHWABFUNDS(R)

                                                                 ABOUT THE FUNDS


        Schwab Tax-Free Bond Funds



        ABOUT THE FUNDS


  4     Schwab Short/Intermediate
        Tax-Free Bond Fund

  8     Schwab Long-Term Tax-Free
        Bond Fund

 12     Fund Management



        INVESTING IN THE FUNDS


 14     Buying Shares

 15     Selling/Exchanging Shares

 16     Transaction Policies

 17     Distributions and Taxes

The Schwab Tax-Free Bond Funds seek to provide HIGH CURRENT INCOME free from federal income tax. Each fund has the same investment goal, but uses a DIFFERENT STRATEGY.


Because these funds invest in municipal bonds, their dividends generally are free from federal income tax. Each fund also seeks to lower risk by investing across different sectors of the investment-grade municipal bond market.


The funds are designed for long-term investing. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

TICKER SYMBOL: SWITX

GOAL

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA-BBB-). The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest from these securities is free from federal income tax and federal alternative minimum tax. To help preserve investors' capital, the fund seeks to keep the average maturity of its overall portfolio between two and five years.

The fund may invest in fixed-, variable- or floating-rate securities from state issuers around the country and from municipal agencies, U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal.


SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short- and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.


                    4 SHORT/INTERMEDIATE TAX-FREE BOND FUND

Individuals in higher tax brackets who are seeking tax-free income along with the potential for lower volatility may want to consider this fund.

MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.


                     SHORT/INTERMEDIATE TAX-FREE BOND FUND 5

PERFORMANCE


Below is a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.


ANNUAL TOTAL RETURNS (%) AS OF 12/31
--------------------------------------------------------------------------------

                                  [BAR CHART]

                                  94    (1.12)
                                  95     9.28
                                  96     3.54
                                  97     5.27
                                  98     4.78


BEST QUARTER: 3.00% Q1 1995
WORST QUARTER: -2.33% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: 0.53%

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998
--------------------------------------------------------------------------------

                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
 Fund                             4.78      4.28      4.57 1
 Lehman Brothers Three-
 Year Municipal Bond Index        5.20      4.91      4.92 2

1 Inception: 4/21/1993.
2 From: 4/21/1993.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)
--------------------------------------------------------------------------------

 SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                       None

 ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
 Management fees                                                       0.30
 Distribution (12b-1) fees                                             None
 Other expenses                                                        0.40
--------------------------------------------------------------------------------
 Total annual operating expenses                                       0.70

 EXPENSE REDUCTION                                                    (0.21)
--------------------------------------------------------------------------------
 NET OPERATING EXPENSES*                                               0.49
--------------------------------------------------------------------------------


* Guaranteed by Schwab and the investment adviser through 10/31/2000 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

           1 YEAR       3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------------
            $72          $224            $390            $871

The performance information above shows you how the fund's performance compares to its index, which varies over time.


                    6 SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

 FISCAL PERIODS ENDED 8/31                                           1999       1998       1997       1996       1995
 PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                              10.26      10.16      10.04      10.12       9.92
                                                                    --------------------------------------------------
 Income from investment operations:
    Net investment income                                             0.40       0.42       0.41       0.41       0.40
    Net realized and unrealized gain (loss) on investments           (0.21)      0.10       0.12      (0.08)      0.20
                                                                    --------------------------------------------------
    Total income from investment operations                           0.19       0.52       0.53       0.33       0.60
 Less distributions:
    Dividends from net investment income                             (0.40)     (0.42)     (0.41)     (0.41)     (0.40)
                                                                    --------------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                                    10.05      10.26      10.16      10.04      10.12
                                                                    ==================================================

 Total return (%)                                                     1.86       5.17       5.40       3.32       6.23


 RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------
 Ratio of actual operating expenses to average net assets             0.49       0.49       0.49       0.49       0.49
 Expense reductions reflected in above ratio                          0.32       0.36       0.47       0.41       0.40
 Ratio of net investment income to average net assets                 3.87       3.99       4.08       4.06       4.06
 Portfolio turnover rate                                                 8         22         20         44         35
 Net assets, end of period ($ x 1,000,000)                              87         68         54         54         53


                     SHORT/INTERMEDIATE TAX-FREE BOND FUND 7

SCHWAB LONG-TERM TAX-FREE BOND FUND

TICKER SYMBOL: SWNTX

GOAL

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA-BBB-). The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest from these securities is free from federal income tax and federal alternative minimum tax. The fund seeks to maintain an average maturity in its overall portfolio of at least ten years.

The fund may invest in fixed-, variable- or floating-rate securities from state issuers around the country and from municipal agencies, U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal.

MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short/Intermediate Tax-Free Bond Fund.

Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab Short/Intermediate Tax-Free Bond Fund.


                         8 LONG-TERM TAX-FREE BOND FUND

This fund is designed for individuals in higher tax brackets who are interested in high current tax-free income and can accept a higher degree of risk to their investment.

MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's comparatively long maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.


                         LONG-TERM TAX-FREE BOND FUND 9

PERFORMANCE


Below is a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.


ANNUAL TOTAL RETURNS (%) AS OF 12/31
--------------------------------------------------------------------------------

                                  [BAR CHART]

                                93        13.61
                                94        (7.04)
                                95        18.14
                                96         4.18
                                97         9.83
                                98         6.14


 BEST QUARTER: 8.03% Q1 1995
 WORST QUARTER: -5.88% Q1 1994
 YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: -5.21%

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998
--------------------------------------------------------------------------------

                                                                          SINCE
                                1 YEAR             5 YEARS            INCEPTION
--------------------------------------------------------------------------------
 Fund                             6.14                5.93               6.97 1
 Lehman Brothers
 General Municipal
 Bond Index                       6.48                6.24               7.04 2

1 Inception: 9/11/1992.
2 From: 9/11/1992.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

 ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
 Management fees                                                          0.30
 Distribution (12b-1) fees                                                None
 Other expenses                                                           0.39
                                                                          ----
 Total annual operating expenses                                          0.69

 EXPENSE REDUCTION                                                       (0.20)
                                                                          ----
 NET OPERATING EXPENSES*                                                  0.49
                                                                          ----


* Guaranteed by Schwab and the investment adviser through 10/31/2000 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

 Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

        1 YEAR             3 YEARS              5 YEARS               10 YEARS
--------------------------------------------------------------------------------
         $70                $221                  $384                  $859

The performance information above shows you how the fund's performance compares to its index, which varies over time.


                         10 LONG-TERM TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


 FISCAL PERIODS ENDED 8/31                                                1999        1998        1997        1996       1995

 PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                                  11.01       10.53       10.13       10.16        9.95
                                                                         -----------------------------------------------------
 Income from investment operations:
    Net investment income                                                 0.50        0.53        0.53        0.52        0.53
    Net realized and unrealized gain (loss) on investments               (0.85)       0.48        0.40       (0.03)       0.21
                                                                         -----------------------------------------------------
    Total income from investment operations                              (0.35)       1.01        0.93        0.49        0.74

Less distributions:
    Dividends from net investment income                                 (0.50)      (0.53)      (0.53)      (0.52)      (0.53)
    Distributions from realized gain on investments                      (0.05)         --          --          --          --
                                                                         -----------------------------------------------------
    Total Distributions                                                  (0.55)      (0.53)      (0.53)      (0.52)      (0.53)

 NET ASSET VALUE AT END OF PERIOD                                        10.11       11.01       10.53       10.13       10.16
                                                                         =====================================================
 Total return (%)                                                        (3.34)       9.81        9.36        4.87        7.76


 RATIOS/SUPPLEMENTAL DATA (%)
 -----------------------------------------------------------------------------------------------------------------------------
 Ratio of actual operating expenses to average net assets                 0.49        0.49        0.49        0.49        0.54
 Expense reductions reflected in above ratio                              0.32        0.37        0.53        0.45        0.39
 Ratio of net investment income to average net assets                     4.59        4.76        5.09        5.06        5.40
 Portfolio turnover rate                                                    35          39          61          50          70
 Net assets, end of period ($ x 1,000,000)                                  90          70          47          44          41


                                              LONG-TERM TAX-FREE BOND FUND    11

FUND MANAGEMENT



THE INVESTMENT ADVISER for the Schwab Tax-Free Bond Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million accounts. (All figures on this page are as of 8/31/1999.)

The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $99 billion under management.

As the investment adviser, the firm oversees the asset management and administration of the Schwab Tax-Free Bond Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/1999, these fees were 0.09% for the Schwab Short/Intermediate Tax-Free Bond Fund and 0.09% for the Schwab Long-Term Tax-Free Bond Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

JOANNE LARKIN, a vice president of the investment adviser, has had overall responsibility for management of each fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in research and asset management at another firm.






12       FUND MANAGEMENT

INVESTING IN THE FUNDS


As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.



                                                   INVESTING IN THE FUNDS     13

BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.


SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.

 STEP 1
--------------------------------------------------------------------------------
 CHOOSE A FUND, then decide how much you want to invest.

 MINIMUM INITIAL INVESTMENT             MINIMUM ADDITIONAL INVESTMENTS          MINIMUM BALANCE
---------------------------------------------------------------------------------------------------
 $2,500                                 $500                                    $1,000
 ($1,000 for custodial                  ($100 for Automatic                     ($500 for custodial
 accounts)                              Investment Plan)                        accounts)


 STEP 2
--------------------------------------------------------------------------------
 CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION               FEATURES
--------------------------------------------------------------------------------
 Reinvestment         All dividends and capital gain distributions are invested
                      automatically in shares of your fund.
--------------------------------------------------------------------------------
 Cash/reinvestment    You receive payment for dividends, while any capital gain
 mix                  distributions  are invested in shares of your fund.
--------------------------------------------------------------------------------
 Cash                 You receive payment for all dividends and capital gain
                      distributions.
--------------------------------------------------------------------------------
 STEP 3
--------------------------------------------------------------------------------
 PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


14        INVESTING IN THE FUNDS

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

-   A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- These funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets.

- Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

  WHEN PLACING ORDERS

    With every order to buy, sell or exchange shares, you will need to include the following information:

-   Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-   The name and share class of the fund whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name and share class of the fund into which you want to exchange and the distribution option you prefer

-   When selling shares, how you would like to receive the proceeds

    Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


METHODS FOR PLACING ORDERS

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.


                                                    INVESTING IN THE FUNDS    15

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including those that appear to be associated with short-term trading activities

-   To change or waive a fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-   To withdraw or suspend any part of the offering made by this prospectus


16     INVESTING IN THE FUNDS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the 25th of every month (or next business day, if the 25th is not a business day), except that in December dividends are paid on the last business day of the month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.

THE FUNDS' DISTRIBUTIONS MAY HAVE TAX CONSEQUENCES. Each fund's dividends typically are free from federal income tax, but are subject to any state and local personal income taxes. A portion of each fund's dividends may be free from state or local income taxes, depending on the extent to which a fund invests in bonds that are tax-exempt in your state. Each fund's capital gain distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

While interest from municipal securities generally is free from federal income tax, some types of securities produce income that is subject to the federal alternative minimum tax (AMT). To the extent that a fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that fund.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year, including a breakdown of the fund's income from each state. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


                                                     INVESTING IN THE FUNDS   17

NOTES


18    NOTES

                                                                     NOTES    19

SCHWAB
TAX-FREE BOND FUNDS


TO LEARN MORE


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room.


SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-6009
800-SEC-0330 (Public Reference Section)
www.sec.gov

SEC FILE NUMBER
Schwab Tax-Free Bond Funds     811-6200

PROSPECTUS

November 15, 1999


As Amended July 14, 2000


SCHWABFUNDS(R)



MKT4272FLT-1